                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

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                            FPA CRESCENT PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES

               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

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                      PROSPECTUS -- OCTOBER 1, 1996

  FPA Crescent Portfolio is one of a series of investment portfolios available through UAM Funds Trust (the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfo-lios offer two separate classes of shares: Institutional Class Shares and In-stitutional Service Class Shares ("Service Class Shares"). FPA Crescent Port-folio currently offers two classes of shares. The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its ob-jective.

  Please keep this Prospectus for future reference, since it contains informa-tion that you should understand before you invest. You may also wish to review the FPA Crescent Portfolio's "Statement of Additional Information" dated Octo-ber 1, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally con-sidered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE   SECURITIES
      COMMISSION  PASSED  UPON  THE  ACCURACY OF  THIS  PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Summary: About the Portfolio...............................................   2
Risk Factors...............................................................   3
Performance Calculations...................................................   3
Objective and Investment Approach of the Portfolio.........................   4
Buying, Selling and Exchanging Shares......................................   9
Service and Distribution Plans.............................................  13
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  15
Fund Management and Administration.........................................  16
General Fund Information...................................................  18
UAM Funds -- Service Class Shares..........................................  19

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in operating the FPA Crescent Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Service and Distribution Plans" for further information.

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:............................................ 1.00%
   Administrative Fees:................................................. 0.19%
   12b-1 Fees: (Including Shareholder Servicing Fees)*.................. 0.25%
   Other Expenses:...................................................... 0.19%
                                                                         ----
   Total Operating Expenses............................................. 1.63%**
                                                                         ====

-------------------

 * The Service Class Shares may bear service fees of 0.25%. Long-term share-holders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. See "Service and Distribution Plans."

**The Adviser, has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Service Class Shares' total annual op-erating expenses (excluding interest, taxes and extraordinary expenses) from exceeding 2.10% of average daily net assets until further notice.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the FPA Crescent Portfolio's Service Class Shares will bear directly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares op-erations during the fiscal year ended March 31, 1996 except that such informa-tion has been restated to reflect 12b-1 Fees and estimated current administra-tive fees and operating expenses for assumed assets of approximately $22 mil-lion.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $17     $51     $89     $193

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge other fees to their customers who are beneficial owners of Service Class Shares in connec-tion with their customer accounts. (See "Service and Distribution Plans.")

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE
  The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its stated objective.

WHO MANAGES THE PORTFOLIO?

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $3.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administra-tion.")

WHO SHOULD INVEST IN THE PORTFOLIO?

  The Portfolio is suitable for investors who wish to diversify their assets in a balanced portfolio of stocks and fixed-income securities. Like any in-vestment involving stocks and longer-term bonds, this Portfolio should be con-sidered primarily for long-term investment by investors who are willing to tolerate short-term swings in the value of their assets in seeking long-term returns.

HOW TO INVEST

  Service Class Shares of the Portfolio are offered to investors through bro-ker-dealers and other financial institutions ("Service Agents") at net asset value next determined after the purchase order is received in proper form. The minimum initial investment is $2,500 with certain exceptions as may be deter-mined from time to time by the Officers of the Fund. The minimum initial in-vestment for IRA accounts is $1,000. The minimum for subsequent investments is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often if necessary. Distributions will be reinvested in the Portfolio's shares automatically un-less an investor elects to receive cash distributions. (See "Dividends, Capi-tal Gains Distributions and Taxes.")

HOW TO REDEEM
  Service Class Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request in proper order. The Portfolio's share price will fluctuate with mar-ket and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration".)

                                 RISK FACTORS

  . Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and mar-ket volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Portfo-lio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strate-gies to seek to hedge its investments against movements in security pric-es, interest rates, and exchange rates by the use of derivatives, includ-ing forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securi-ties, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "Objective and Investment Approach of the Portfolio" section of this Prospectus.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class. The Fund will include performance data for both Institutional Class and Service Class shares of the Portfolio in any ad-vertisement or information including performance data of the Portfolio.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for its most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund. Write to "UAM Funds Trust" at the address on the front cover of this Prospectus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders.

            OBJECTIVE AND INVESTMENT APPROACH OF THE PORTFOLIO

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctuate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

INVESTMENT APPROACH--EQUITY SECURITIES

  The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securi-ties that reflect low, price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

  .High return on capital

  .Solid balance sheet

  .Meaningful cash flow

  .Active share repurchase program

  .Insider buying

  .Superior management, seeking to maximize shareholder value

  .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penal-izing those who do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, invest-ors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become un-derpriced or overpriced in the short term thereby creating an excellent oppor-tunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.


  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

INVESTMENT APPROACH--FIXED-INCOME OBLIGATIONS

  Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds ac-cordingly. Usually, a defensive interest rate strategy is employed, with in-vestments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser will invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these in-vestments provide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

ADDITIONAL INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfo-lio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional In-formation for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obligation during the entire term of the re-purchase agreement. In the event of a bankruptcy or other default of the sell-er, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolio intends to enter into re-purchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most credit-worthy registered securities dealers pursuant to procedures adopted and regu-larly reviewed by the Fund's Board of Trustees. The Adviser monitors the cred-itworthiness of the banks and securities dealers with whom the Portfolio en-gages in repurchase transactions.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may be not comparable to those in the U.S. In addition, the value of the foreign se-curities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and eco-nomic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Port-folio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short posi-tion is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the Statement of Additional Information for further information regard-ing characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the pre-mium would be lost.

  As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discre-tionary authority of the U.S. Government to purchase the agency's obliga-tions). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collaterialized by whole mortgage loans but are more typically collaterialized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios. High rates of portfolio turnover necessarily result in corre-spondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the Statement of Additional Information. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

OTHER INVESTMENT POLICIES
  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Stan-dard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  The Fund has applied to the Securities and Exchange Commission (the "Commis-sion") for and received permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on in-vestments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. Occasion-ally the Portfolio will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securities are pur-chased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfo-lio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its in-vestment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Com-pany Act of 1940 (the "1940 Act") or the Rules and Regulations or interpreta-tions of the Commission thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the bor-rower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives rea-sonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other ex-tensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  PORTFOLIO TRANSACTIONS. The Portfolio's Investment Advisory Agreement autho-rizes the Adviser to select the brokers or dealers that will execute the pur-chases and sales of investment securities for the Portfolio. The Investment Advisory Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "Service and Distribution Plans" and "How Share Prices are Determined." The required minimum initial investment for the Portfolio is $2,500, with certain exceptions determined from time to time by the Officers of the Fund. The minimum initial investment for IRAs is $1,000. The minimum for subsequent investments is $100. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares of-fered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "How to Exchange Shares." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servic-ing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to

Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, (prior to the close of the Sub-Transfer Agent's business day) to receive that day's of-fering price. Proper payment for the order must be received by the Sub-Trans-fer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption re-quests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL
  An account may be opened with the assistance of your Service Agent by com-pleting and signing an Account Registration Form, and forwarding it, together with a check payable to "UAM Funds Trust," through your Service Agent to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  The carbon copy (manually signed) of the Account Registration Form must be mailed to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank, by a Federal Reserve Bank) before ac-ceptance by the Fund.

HOW TO BUY BY WIRE
  Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

  (a) Your Service Agent should telephone the Fund's Transfer Agent (1-800-638-7983) and provide the account name, address, telephone number, so-cial security or taxpayer identification number, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you;

  (b) Instruct your bank to wire the specified amount to the Fund's Custodi-an;

                           The Chase Manhattan Bank

                              ABA# 021000021

                                UAM Funds

                          Credit DDA# 9102772952

                       (Your Account Registration)

                          (Your Account Number)

                          (Wire Control Number)

  (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be ac-cepted only on a day on which the New York Stock Exchange ("NYSE") and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds Trust") at the above address or by wiring monies to the Custodian Bank using the in-structions outlined above. It is very important that your account number, ac-count name, class of shares, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to no-tify the Fund (1-800-638-7983) prior to the wire date. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

  The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "How Share Prices are Determined.") An order and payment received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an or-der received after the close of the NYSE will be executed at the price com-puted on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best inter-ests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. In the interest of economy and con-venience, certificates for shares will not be issued except at the written re-quest of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES

  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Objective and Investment Approach of the Portfolio" section of this Prospectus. Once accepted, the shares will be val-ued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been deter-mined for both, an exchange will be made. All dividends, interest, subscrip-tion, or other rights pertaining to these securities become the Fund's proper-ty; if you receive any such items, you must deliver them to the Fund immedi-ately. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, the NYSE, NASDAQ or a foreign exchange.

  . The investor assures the Fund that the securities are liquid and not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding. Investors interested in such exchanges should con-tact the Adviser.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL:
To redeem by mail, include

    . your share certificates, if we have issued them to you;

    . a letter which tells us how many shares you wish to redeem or, alternatively, what dollar amount you wish to receive;

    . a signature guaranteed by your bank, broker or other financial institution (see "Signature Guarantees" below); and

    . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  Your request should be addressed to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

or to your Service Agent.

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that they reasonably believe are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES

  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE or Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of UAM Funds, Inc. and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the market closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the au-thenticity of telephone instructions, see "How to Sell Shares--By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensur-ing it is indeed the shareholder issuing the exchange orders; however, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Serv-ice Agent directly or through the Distributor. The Fund reimburses the Dis-tributor or the Service Agent, as the case may be, for payments made at an an-nual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account mainte-nance and may constitute an expense of distributing Fund shares as the Commis-sion construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

  Servicing may include, among other things, one or more of the following ren-dered with respect to the Service Class shareholders: answering client inqui-ries regarding the Fund; assisting clients in changing dividend options, ac-count designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit Federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the Servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Trustees, including a majority of the trustees who are not "inter-ested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The Plans may be termi-nated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding Service Class Shares of the FPA Crescent Portfolio.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per annum of a Portfolio's net assets. The Service Class Shares of-fered by this Prospectus currently are not making payments under the Distribu-tion Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the FPA Crescent Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolios.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                        HOW SHARE PRICES ARE DETERMINED

  The net asset value per share of each Class of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market closes, generally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

  The net asset values of the Portfolio's shares for each Class is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting liabilities and then dividing by the to-tal number of shares outstanding of each Class.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such curren-cies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders of both of its classes in the form of dividends in June and December. If any net capital gains are realized, the Portfolio will normally distribute such gains annually in June, with a supplemental distribution in December of any undistributed capital gains earned during the 12-month period ended each October. This means that the amount of income net of expenses each share has earned over the past year will be determined and subtracted from the total share value. The net income is then either distributed in cash or rein-vested in Portfolio shares at the new after-dividend price, depending on your instructions to the Portfolio. You must instruct the Portfolio to pay out div-idends and distributions in cash to you or to reinvest them. The Account Reg-istration Form has a box for your instructions. Unless you specifically tell us to make dividend and other distributions in cash, we will assume you want such dividends and distributions reinvested. The per share dividends and dis-tributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees, applicable to the Service Class Shares.

  Reinvested dividends and distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or dis-tribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

CAPITAL GAINS

  Capital gains are another source of appreciation for the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. You can incur capi-tal gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains the Portfolio has made, as computed in ac-cordance with tax rules, are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends, gains and other distributions, whether they are distributed as cash or are reinvested in shares. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capi-tal gains distributions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Regis-tration Form or on a separate form supplied by the Fund that your Social Secu-rity or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER

  The Board of Trustees of the Trust establishes the Portfolio's policies and supervises and reviews the management of the Portfolio. First Pacific Advi-sors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Portfolio. Mr. Romick has 12 years of experience in the in-vestment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was Chairman of Crescent Management, an investment advisory firm he founded. Crescent Management served as the Portfo-lio's adviser until the firm was merged with the current Adviser.

  Under the Investment Advisory Agreement, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administra-tive services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $3.5 billion for five investment companies, including one closed-end investment company, and more than 40 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has agreed to reduce its fees or reimburse the Portfolio for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Portfolio's shares are offered for sale. The Adviser also may reim-burse additional amounts to the Portfolio at any time in order to reduce the Portfolio's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Portfolio is obli-gated to pay, the Portfolio shall reimburse the Adviser for its costs incurred in rendering such service.


  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors in-clude, but at not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory ca-pacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

ADMINISTRATOR

  Pursuant to a Fund Administration Agreement dated April 15, 1996, which was approved by the Fund's Trustees, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing admin-istration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the perfor-mance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chem-ical Banking Corporation, the parent company of Chemical Bank. Chemical Bank-ing Corporation is the surviving corporation and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the FPA Crescent Portfolio Institutional Service Class Shares is 0.06% of aggregate net assets. The sub-administration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund;
0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and
0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual ba-sis. This Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND DIVIDEND DISBURSING AGENT

  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust." Prior to October 1, 1996 the Portfolio operated as a series of the Professionally Managed Portfolios and operated under the name UAM/FPA Crescent Fund. On Octo-ber 1, 1996, after approval by its shareholders, the UAM/FPA Crescent Fund was reorganized by moving it to the UAM Funds Trust.

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or Classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and Class of the Fund have non-cumulative vot-ing rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Class Shares of the Portfo-lios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordi-narily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent re-quired by the undertaking, the Fund will assist shareholder communications in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
 TJ Core Equity Portfolio

                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

-------------------------------------------------------------------------------

                         PROSPECTUS -- OCTOBER 1, 1996

  FPA Crescent Portfolio is one of a series of investment portfolios available through UAM Funds Trust (the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfo-lios offer two separate classes of shares: Institutional Class Shares and In-stitutional Service Class Shares ("Service Class Shares"). FPA Crescent Port-folio currently offers two classes of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfo-lio of the Fund managed by First Pacific Advisors, Inc.

  The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its ob-jective.

  Please keep this Prospectus for future reference, since it contains informa-tion that you should understand before you invest. You may also wish to review the FPA Crescent Portfolio's "Statement of Additional Information" dated Octo-ber 1, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally con-sidered to be a part of this Prospectus.) Please call or write the Fund at the above address to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fees and Expenses..........................................................   1
Financial Highlights.......................................................   2
Summary: About the Portfolio...............................................   3
Risk Factors...............................................................   4
Performance Calculations...................................................   4
Objective and Investment Approach of the Portfolio.........................   5
Buying, Selling and Exchanging Shares......................................  10
How Share Prices are Determined............................................  14
Dividends, Capital Gains Distributions and Taxes...........................  15
Fund Management and Administration.........................................  16
General Fund Information...................................................  18
UAM Funds -- Institutional Class Shares....................................  19

                               FEES AND EXPENSES

  Investors will be charged various fees and expenses incurred in operating the FPA Crescent Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who has established a shareholder servicing relationship with the Fund on behalf of their customers.

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

  ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees:............................................. 1.00%
   Administrative Fees:.................................................. 0.19%
   12b-1 Fees: (Including Shareholder Servicing Fees).................... NONE
   Other Expenses:....................................................... 0.19%
                                                                          ----
   Total Operating Expenses.............................................. 1.38%*
                                                                          ====

-------
* The Adviser, has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Portfolio's Institutional Class Shares' total an-nual operating expenses (excluding interest, taxes and extraordinary ex-penses) from exceeding 1.85% of average daily net assets until further no-tice.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the FPA Crescent Portfolio's Institu-tional Class Shares will bear directly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's operations during the fiscal year ended March 31, 1996 except that such information has been re-stated to reflect estimated current administrative fees and operating expenses for assets of approximately $22 million.

  Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $14     $44     $76     $166

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to In-stitutional Class Shares of the Portfolio, which shares are subject to differ-ent total fees and expenses than Service Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge fees to their customers who are beneficial owners of Institutional Class Shares in connection with their customer accounts. (See "Other Purchase Information.")

                             FINANCIAL HIGHLIGHTS*
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

  The following information has been audited by Tait, Weller & Baker, indepen-dent accountants, whose unqualified report covering the periods indicated be-low is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the finan-cial statements and accompanying notes which appear in the Annual Report to shareholders. Further information about the Portfolio's performance is con-tained in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                           YEAR ENDED YEAR ENDED JUNE 2, 1993**
                                           MARCH 31,  MARCH 31,     THROUGH
                                              1996       1995    MARCH 31, 1994
                                           ---------- ---------- --------------
Net asset value, beginning of period.....    $11.23     $10.96       $10.00
                                             ------     ------       ------
Income from investment operations:
  Net investment income..................       .40        .21          .13
  Net realized and unrealized gain on
   investments...........................      2.29        .77          .99
                                             ------     ------       ------
Total from investment operations.........      2.69        .98         1.12
                                             ------     ------       ------
Less distributions:
  Dividends from net investment income...      (.37)      (.18)        (.10)
  Distributions from net capital gains...      (.88)      (.53)        (.06)
                                             ------     ------       ------
Total distributions......................     (1.25)      (.71)        (.16)
                                             ------     ------       ------
Net asset value, end of period...........    $12.67     $11.23       $10.96
                                             ======     ======       ======
Total return.............................     24.71%      9.35%       13.73%+
Ratios/supplemental data:
Net assets, end of period (millions).....    $22.0      $16.0        $10.2
Ratio of expenses to average net assets:
  Before expense reimbursement...........      1.59%      1.65%        1.86%+
  After expense reimbursement............      1.59%      1.65%        1.85%+
Ratio of net investment income to average
 net assets:
  Before expense reimbursement...........      3.35%      2.16%        1.60%+
  After expense reimbursement............      3.35%      2.16%        1.61%+
Portfolio turnover rate..................     99.98%    101.41%       88.88%

-------------------
 * From commencement of operations through September 30, 1996 the Portfolio operated as a series of the Professionally Managed Portfolios. Effective October 1, 1996 the Portfolio became a series of the UAM Funds Trust and assumed its current name (it was formerly called the UAM/FPA Crescent
   Fund).
** Commencement of operations.
 + Annualized.

                      SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE
  The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its stated objective.

WHO MANAGES THE PORTFOLIO?
  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $3.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administra-tion.")

WHO SHOULD INVEST IN THE PORTFOLIO?
  The Portfolio is suitable for investors who wish to diversify their assets in a balanced portfolio of stocks and fixed-income securities. Like any in-vestment involving stocks and longer-term bonds, this Portfolio should be con-sidered primarily for long-term investment by investors who are willing to tolerate short-term swings in the value of their assets in seeking long-term returns.

HOW TO INVEST
  The Fund offers Institutional Class Shares of the Portfolio to investors at net asset value without a sales commission or 12b-1 fee. Investors should com-plete the Account Registration Form accompanying this Prospectus and send it with a check or wire money to the Fund. The minimum initial investment is $2,500 with certain exceptions as may be determined from time to time by the Officers of the Fund. The minimum initial investment for IRA accounts is $1,000. The minimum for subsequent investments is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often if necessary. Distributions will be reinvested in the Portfolio's shares automatically un-less an investor elects to receive cash distributions. (See "Dividends, Capi-tal Gains Distributions and Taxes.")

HOW TO REDEEM
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request in proper order. The Portfolio's share price will fluctuate with market and eco-nomic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and over-seeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration".)

                                 RISK FACTORS

  . Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and mar-ket volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.


  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Portfo-lio sells them short and repurchases them.


  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strate-gies to seek to hedge its investments against movements in security pric-es, interest rates, and exchange rates by the use of derivatives, includ-ing forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securi-ties, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "Objective and Investment Approach of the Portfolio" section of this Prospectus.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class. The Fund will include performance data for both Institutional Class and Service Class Shares of the Portfolio in any ad-vertisement or information including performance data of the Portfolio.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

  The Portfolio's Annual Report to Shareholders for its most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund. Write to "UAM Funds Trust" at the address on the front cover of this Prospectus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders.

              OBJECTIVE AND INVESTMENT APPROACH OF THE PORTFOLIO

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

INVESTMENT APPROACH--EQUITY SECURITIES
  The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securi-ties that reflect low, price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

  .High return on capital
  .Solid balance sheet
  .Meaningful cash flow
  .Active share repurchase program

  .Insider buying
  .Superior management, seeking to maximize shareholder value

  .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penal-izing those who do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, invest-ors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become un-derpriced or overpriced in the short term thereby creating an excellent oppor-tunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchasers, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

INVESTMENT APPROACH--FIXED-INCOME OBLIGATIONS
  Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds ac-cordingly. Usually, a defensive interest rate strategy is employed, with in-vestments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser will invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these in-vestments provide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investor Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

ADDITIONAL INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to change interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's abil-ity to sell such securities at fair value in response to changes in the econ-omy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional In-formation for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obligation during the entire term of the re-purchase agreement. In the event of a bankruptcy or other default of the sell-er, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolio intends to enter into re-purchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most credit-worthy registered securities dealers pursuant to procedures adopted and regu-larly reviewed by the Fund's Board of Trustees. The Adviser monitors the cred-itworthiness of the banks and securities dealers with whom the Portfolio en-gages in repurchase transactions.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may be not comparable to those in the U.S. In addition, the value of the foreign se-curities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and eco-nomic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Port-folio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short posi-tion is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the Statement of Additional Information for further information regard-ing characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the pre-mium would be lost.

  As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discre-tionary authority of the U.S. Government to purchase the agency's obliga-tions). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collaterialized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical turnover ratios. High rates of portfolio turnover necessarily result in corre-spondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the Statement of Additional Information. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

OTHER INVESTMENT POLICIES
  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Stan-dard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  The Fund has applied to the Securities and Exchange Commission (the "Commis-sion") for and received permission to deposit the daily uninvested cash bal-ances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint ac-counts in the following short-term investments: fully collateralized repur-chase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on in-vestments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. Occasion-ally the Portfolio will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securities are pur-chased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

  The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery ba-sis prior to the time delivery of the securities is made although the Portfo-lio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfo-lio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its in-vestment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Com-pany Act of 1940 (the "1940 Act") or the Rules and Regulations or interpreta-tions of the Commission thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the bor-rower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives rea-sonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other ex-tensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes pro-vided that the investment is consistent with the Portfolio's investment poli-cies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its in-vestment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  PORTFOLIO TRANSACTIONS. The Portfolio's Investment Advisory Agreement autho-rizes the Adviser to select the brokers or dealers that will execute the pur-chases and sales of investment securities for the Portfolio. The Investment Advisory Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all the Portfolio's transactions.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                     BUYING, SELLING AND EXCHANGING SHARES

  Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "How Share Prices are Determined." The required minimum initial investment for the Portfolio is $2,500, with certain exceptions deter-mined from time to time by the Officers of the Fund. The minimum initial in-vestment for IRAs is $1,000. The minimum for subsequent investments is $100. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "How to Exchange Shares." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the share-holder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income. The Institutional Class Shares offered by this Prospectus are not subject to shareholder servicing and distribution plan expenses.

HOW TO BUY SHARES BY MAIL
  An account may be opened by completing and signing an Account Registration Form, and forwarding it, together with a check payable to "UAM Funds Trust," through your Service Agent to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  The carbon copy (manually signed) of the Account Registration Form must be mailed to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                               Boston, MA 02110

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank, by a Federal Reserve Bank) before ac-ceptance by the Fund.

HOW TO BUY SHARES BY WIRE
  Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

  (a) Telephone the Fund's Transfer Agent (1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio and Class selected (FPA Crescent Portfolio Institutional Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds.) An ac-count number and a wire control number will then be provided to you.

  (b) Instruct your bank to wire the specified amount to the Fund's Custodi-an;

                           The Chase Manhattan Bank
                                ABA # 021000021
                                   UAM Funds
                            Credit DDA # 9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be ac-cepted only on a day on which the New York Stock Exchange ("NYSE") and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds Trust") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, class of shares, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire or-ders are invested promptly, you are requested to notify the Fund (1-800-638-
7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "How Share Prices are Determined.") An order and payment received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an or-der received after the close of the NYSE will be executed at the price com-puted on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best inter-ests of the Fund.

  Purchases of shares will be made in full and fractional shares of the Port-folio calculated to three decimal places. In the interest of economy and con-venience, certificates for shares will not be issued except at the written re-quest of the shareholder. Certificates for fractional shares, however, will not be issued.

  Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their cus-tomers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for infor-mation regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distribu-tor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Trans-fer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  The Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, share-holder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may com-pensate its affiliated companies for referring investors to the Portfolios.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Objective and Investment Approach of the Portfolio" section of this Prospectus. Once accepted, the shares will be val-ued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been deter-mined for both, an exchange will be made. All dividends, interest, subscrip-tion, or other rights pertaining to these securities become the Fund's proper-ty; if you receive any such items, you must deliver them to the Fund immedi-ately. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities for exchange unless they meet the fol-lowing criteria:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them, e.g., as evidenced by a listing on the American Stock Exchange, the NYSE, NASDAQ or a foreign exchange.

  . The investor assures the Fund that the securities are liquid and not sub-ject to any restrictions under the Securities Act of 1933 or any other law or regulation.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's net assets.

  For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will re-alize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding. Investors interested in such exchanges should con-tact the Adviser.

HOW TO SELL SHARES
  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your in-structions to sell.

BY MAIL:
  To redeem by mail, include

  .your share certificates, if we have issued them to you;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by your bank, broker or other financial institu-tion (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  Your request should be addressed to:

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE
  To redeem shares by telephone, you must have completed an Account Registra-tion Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Sub-Transfer Agent will employ reason-able precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to pro-vide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that they reasonably believe are genuine.

  To change the commercial bank or the account designated to receive redemp-tion proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES
  To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

  . redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the regis-tered address; or

  . transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered se-curities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any el-igible guarantor institution which participates in a signature guarantee pro-gram. A notary public can not provide a signature guarantee.

  The signature guarantee must appear either:

  . on the written request for redemption; or

  . on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

  . on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES
  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE or Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Invest-ors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES
  You may exchange Service Class Shares of the Portfolio for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of UAM Funds, Inc. and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Service Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the market closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the au-thenticity of telephone instructions, see "How to Sell Shares--By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. Neither the Fund nor the Fund's Sub-Transfer Agent will take responsibility for ensur-ing it is indeed the shareholder issuing the exchange orders; however, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchang-ing shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

  The net asset value per share of each Class of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market closes, generally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

  The net asset values of the Portfolio's shares for each Class is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting liabilities and then dividing by the to-tal number of shares outstanding of each Class.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker. The value of other as-sets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS
  Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders of both of its classes in the form of dividends in June and December. If any net capital gains are realized, the Portfolio will normally distribute such gains annually in June, with a supplemental distribution in December of any undistributed capital gains earned during the 12-month period ended each October. This means that the amount of income net of expenses each share has earned over the past year will be determined and subtracted from the total share value. The net income is then either distributed in cash or rein-vested in Portfolio shares at the new after-dividend price, depending on your instructions to the Portfolio. You must instruct the Portfolio to pay out div-idends and distributions in cash to you or to reinvest them. The Account Reg-istration Form has a box for your instructions. Unless you specifically tell us to make dividend and other distributions in cash, we will assume you want such dividends and distributions reinvested. The per share dividends and dis-tributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees, applicable to the Service Class Shares.

  Reinvested dividends and distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend in-come you have earned for tax purposes. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or dis-tribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

CAPITAL GAINS
  Capital gains are another source of appreciation for the Portfolio. Basical-ly, a gain is an increase in the value of a stock or bond. You can incur capi-tal gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains the Portfolio has made, as computed in ac-cordance with tax rules, are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement annually informing you of your share of the Portfolio's capital gains.

  The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be respon-sible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES
  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on the dividends, gains and other distributions, whether they are distributed as cash or are reinvested in shares. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capi-tal gains distributions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registra-tion Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                      FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER
  The Board of Trustees of the Trust establishes the Portfolio's policies and supervises and reviews the management of the Portfolio. First Pacific Advi-sors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Portfolio. Mr. Romick has 12 years of experience in the in-vestment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was chairman of Crescent Management, an investment advisory firm he founded. Crescent Management served as the Portfo-lio's advisor until the firm was merged with the current Adviser.

  Under the Investment Advisory Agreement, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administra-tive services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $3.5 billion for five investment companies, including one closed-end investment company, and more than 40 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has agreed to reduce its fees or reimburse the Portfolio for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Portfolio's shares are offered for sale. The Adviser also may reim-burse additional amounts to the Portfolio at any time in order to reduce the Portfolio's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Portfolio is obli-gated to pay, the Portfolio shall reimburse the Adviser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors in-clude, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory ca-pacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

ADMINISTRATOR
  Pursuant to a Fund Administration Agreement dated April 15, 1996, which was approved by the Fund's Trustees, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing admin-istration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mu-tual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Man-hattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Corporation, the parent company of Chemical Bank. Chemi-cal Banking Corporation is the surviving corporation and will continue its ex-istence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the FPA Crescent Portfolio Institutional Class Shares is 0.06% of aggregate net as-sets. The sub-administration fee calculated on an annualized basis equals:
0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of to-tal net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee pay-able by that Portfolio may be increased by up to $20,000.

DISTRIBUTOR
  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual ba-sis. This Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION
  The Fund is not involved in any litigation.

                           GENERAL FUND INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust." Prior to October 1, 1996 the Portfolio operated as a series of the Professionally Managed Portfolios and operated under the name UAM/FPA Crescent Fund. On Octo-ber 1, 1996, after approval by its shareholders, the UAM/FPA Crescent Fund was reorganized by moving it to the UAM Funds Trust.

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or Classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio and Class of the Fund have non-cumulative vot-ing rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identi-cal in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the ex-tent required by the undertaking, the Fund will assist shareholder communica-tions in such matters.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMAITON OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
 Rice, Hall, James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio
 Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                    PART B


                                   UAM FUNDS


                            FPA CRESCENT PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 1, 1996



     This Statement is not a Prospectus but should be read in conjunction with UAM Funds Trust's Prospectuses relating to the FPA Crescent Portfolio's Institutional Class Shares and Institutional Service Class Shares dated October 1, 1996. To obtain the Prospectuses, please call the UAM Funds Service Center:

                                1-800-638-7983


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
     Investment Objective and Policies.....................................   2
     Investment Restrictions...............................................   6
     Purchase of Shares....................................................   7
     Redemption of Shares..................................................   9
     Shareholder Services..................................................   9
     Management of the Fund ...............................................  10
     Investment Adviser....................................................  12
     Service and Distribution Plans........................................  13
     Portfolio Transactions................................................  14
     Performance Calculations..............................................  15
     General Information...................................................  17
     Financial Statements..................................................  19
     Appendix-Description of Securities and Ratings........................ A-1

                       INVESTMENT OBJECTIVE AND POLICIES

     FPA Crescent Portfolio (the "Portfolio") has the investment objective of seeking to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The following discussion supplements the discussion of the Portfolio's investment objective and policies as set forth in the Portfolio's Prospectuses. There can be no assurance the objective of the Portfolio will be attained.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements as discussed in the Prospectuses. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. Government security itself. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Portfolio's total assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the investment manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES

     The Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income; however, it is the Portfolio's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Portfolio will establish a segregated account with its Custodian in which it will maintain cash and liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES

     Among the means through which the Portfolio may invest in foreign securities is the purchase of American Depository Receipts ("ADR's") or European Depository Receipts ("EDR's"). Generally, ADR's, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDR's, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDR's are European receipts evidencing a similar arrangement. For purposes of the Portfolios' investment policies, ADR's and EDR's are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

DEBT SECURITIES AND RATINGS

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

     The Portfolio reserves the right to invest up to 30% of its total assets in securities rated lower than BBB by S & P or lower than Baa by Moody's. Lower rated securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

SHORT SALES

     The Portfolio may seek to hedge investments or realize additional gains through short sales. The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. The Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Portfolio would exceed the two percent (2%) of the value of the Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

     In addition, the Portfolio may make short sales "against the box," i.e. when a security identical to one owned by the Portfolio is borrowed and sold short. If the Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box.

OPTIONS AND FUTURES TRANSACTIONS

     As indicated in the Prospectuses, to the extent consistent with its investment objectives and policies, the Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

     Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; such losses may be mitigated or exacerbated by changes in the value of the Portfolio's securities during the period the option was outstanding.

     Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Portfolio will maintain segregated accounts consisting of cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

SECURITIES LENDING

     The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                            INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. The Portfolio may not:

     (1) make loans to others, except (i) through the purchase of debt securities in accordance with its investment objective and policies, and (ii) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (2) (i) borrow money, except as stated in the Prospectuses and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings;

            (ii) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings;

     (3) purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities (does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

     (4) purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectuses and in this Statement of Additional Information);

     (5) invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from
            (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7) purchase the securities of any issuer, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation;

     (8) purchase or sell real estate; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     (9) with respect to 75% of its assets, own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

     (10) with respect to 75% of its assets, own more than 10% of the outstanding voting securities of any one issuer.

     For the purposes of (2) above, the Portfolio may not borrow except from banks for temporary or emergency purposes and in connection with short sales of securities. In these situations, the Portfolio will limit borrowings to no more than 33 1/3% of the Portfolio's assets, and the Portfolio may not purchase additional securities when borrowings exceed 5% of its total assets.

     Investment restriction (6) above shall not be deemed to prohibit the Portfolio from engaging in short sales of securities as described in the Prospectuses under "Additional Investment Policies" and in this Statement of Additional Information under "Investment Objective and Policies."

     The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Portfolio may not:

     (11) purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

     (12) invest in any issuer for purposes of exercising control or management;

     (13) buy or sell interests in oil, gas or mineral exploration or development programs or related leases, or real estate (does not preclude investments in marketable securities of issuers engaged in such activities);

     (14) purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Portfolio's investment manager owns beneficially more than 1/2 of 1%, and all such Trustees or officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities;

     (15) invest in securities of other investment companies which would result in the Portfolio owning more than 3% of the outstanding voting securities of any one such investment company, the Portfolio owning securities of another investment company having an aggregate value in excess of 5% of the value of the Portfolio's total assets, or the Portfolio owning securities of investment companies in the aggregate which would exceed 10% of the value of the Portfolio's total assets; and

     (16) invest, in the aggregate, more than 15% of its total assets in securities which are not readily marketable or are illiquid.

     Under applicable provisions of Texas law, any investment by the Portfolio in warrants may not exceed 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets may be warrants which are not listed on the New York or American Stock Exchange.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                              PURCHASE OF SHARES

     Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum initial investment amount for IRAs is $1,000. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997 and Labor Day, September 1, 1997.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the NYSE or custodian bank are closed or trading on the NYSE is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "How Share Prices are Determined" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolio's Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. Similarly, Institutional Service
Class Shares of the Portfolio may be exchanged for shares of other UAM Funds Portfolios' Institutional Service Class Shares. (See the list of Portfolios and classes eligible for exchange at the end of each Class' Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

MARY RUDIE BARNEBY*          Director and Executive Vice President of the Fund;
1133 Avenue of the Americas  President of UAM Retirement Plan Services since
New York, NY 10036           1993; Former President of UAM Fund Distributors,
Age 43                       Inc.; formerly responsible for Defined Contribution
                             Plan Services at a division of the Equitable
                             Companies, Dreyfus Corporation and Merrill Lynch.

JOHN T. BENNETT, JR.         Director of the Fund; President of Squam Investment
College Road-RFD 3           Management Company, Inc. and Great Island
Meredith, NH 03253           Investment Company, Inc.; President of Bennett
Age 67                       Management Company from 1988 to 1993.

J. EDWARD DAY                Director of the Fund; Retired Partner in the
5804 Brookside Drive         Washington office of the law firm Squire, Sanders
Chevy Chase, MD 20815        & Dempsey; Director, Medical Mutual Liability
Age 81                       Insurance Society of Maryland; formerly Chairman
                             of The Montgomery County, Maryland Revenue
                             Authority.

-----
* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

PHILIP D. ENGLISH            Director of the Fund; President and Chief Executive
16 West Madison  Street      Officer of Broventure Company, Inc.; Chairman of
Baltimore, MD 21201          the Board of Chektec Corporation and Cyber
Age 47                       Scientific, Inc.

WILLIAM A. HUMENUK           Director of the Fund; Partner in the Philadelphia
4000 Bell Atlantic Tower     office of the law firm Dechert Price & Rhoads;
1717 Arch Street             Director, Hofler Corp.
Philadelphia, PA 19103
Age 54

NORTON H. REAMER*            Director, President and Chairman of the Fund;
One International Place      President, Chief Executive Officer and a Director
Boston, MA 02110             of United Asset Management Corporation; Director,
Age 60                       Partner or Trustee of each of the Investment
                             Companies of the Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*       Director of the Fund; President and Chief
One Financial Center         Investment Officer of Dewey Square Investors
Boston, MA 02111             Corporation ("DSI") since 1988; Director and Chief
Age 52                       Executive Officer of H.T. Investors, Inc., formerly
                             a subsidiary of DSI.

WILLIAM H. PARK*             Vice President of the Fund; Executive Vice
One International Place      President and Chief Financial Officer of United
Boston, MA 02110             Asset Management Corporation.
Age 49

GARY L. FRENCH*              Treasurer of the Fund; President and Chief
211 Congress Street          Executive Officer of UAM Fund Services, Inc.;
Boston, MA 02110             formerly Vice President - Operations Development
Age 45                       and Control of Fidelity Investment Institutional
                             Services from February 1995 to August 1995;
                             Treasurer of the Fidelity Group of Funds from 1991 to February 1995.

MICHAEL E. DEFAO*            Secretary of the Fund, Vice President and General
211 Congress Street          Counsel to UAM Fund Services, Inc., and UAM Fund
Boston, MA 02110             Distributors, Inc.; formerly an Associate of Ropes
Age 28                       & Gray (a law firm) from 1993 to November
                             1995.

ROBERT R. FLAHERTY*          Assistant Treasurer of the Fund; Manager of Fund
211 Congress Street          Administration and Compliance of the
Boston, MA 02110             Sub-Administrator since March 1995; formerly
Age 32                       Senior Manager of Deloitte & Touche LLP from 1985
                             to 1995.

KARL O. HARTMANN*            Assistant Secretary of the Fund; Senior Vice
73 Tremont Street            President and General Counsel of Chase Global Funds
Boston, MA 02108             Services Company; formerly Senior Vice President,
Age 41                       Secretary and General Counsel of Leland, O'Brien,
                             Rubinstein Associates, Inc. from November 1990 to
                             November 1991.

--------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

     As of September 30, 1996, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all of the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's Independent Trustees by the Fund, as well as total compensation from the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (the "Fund Complex"), respectively, in the fiscal year ended April 30, 1996.

COMPENSATION TABLE

==============================================================================================================

      (1)                      (2)                   (3)                     (4)                 (5)

                                                                                                Total
                                                  Pension or                                 Compensation
                                                  Retirement                                from Registrant
 Name of Person,            Aggregate           Benefits Accrued       Estimated Annual        and Fund
 Position/                 Compensation          as Part of Fund        Benefits Upon       Complex Paid to
                          From Registrant*          Expenses             Retirement            Trustees

==============================================================================================================
John T. Bennett, Jr.           $3,396                   0                      0                $29,600
Trustee

J. Edward Day                  $3,396                   0                      0                $29,600
Trustee

Philip D. English              $3,396                   0                      0                $29,600
Trustee

William A. Humenuk             $3,396                   0                      0                $29,600
Trustee

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     First Pacific Advisors, Inc. (the "Adviser") is an indirect wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%

     During the Fund's initial fiscal period ended March 31, 1994, Crescent Management, the Portfolio's previous Adviser, received advisory fees of $75,407 and reimbursed expenses of $927. For the fiscal year ended March 31, 1995, the previous Adviser received advisory fees of $132,646.

                        SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of [0.25%] (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

      Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution

Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at [0.25%], the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. The FPA Crescent Portfolio Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The Fund and the Distributor intend to operate in compliance with the NASD's Conduct Rules relating to investment company sales charges.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended April 30, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively. During the Portfolio's initial fiscal period from June 2, 1993 through March 31, 1994 and for the fiscal years ended March 31, 1995 and 1996, brokerage commissions paid by the Portfolio totalled $38,160, $51,853, and $63,938, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

     The average annual total rates of return for the the FPA Crescent Portfolio Institutional Class Shares from inception on June 2, 1993 to March 31, 1996, and for the one year period ended on the date of the Financial Statements included herein are as follows:

                              JUNE 2, 1993
                                   TO                 YEAR ENDED
                             MARCH 31, 1996         MARCH 31, 1996
                             --------------         --------------
FPA Crescent Portfolio           15.86%                  24.71%

     These figures will be calculated according to the following formula:

                 P(1+T) (raised to the n/th/ power)  = ERV

where:

  P =     a hypothetical initial payment of $1,000
  T =     average annual total return
  n =     number of years
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) Lehman Brothers Government/Corporate Bond Index - is a broad-based unmanaged index of all U.S. Government (U.S. Treasury and agency) and corporate bonds that are investment grade (BBB) or higher with at least one year to maturity.

(m) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(n) Russell 2500 - composed of the 2,500 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.


(o) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(p) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(q) Composite indices - 60% Russell 2500 Index and 40% Lehman Brothers Government/Corporate Bond Index; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(r) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(s) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U. S. Treasury bills and inflation.

(w) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.


     In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote.


PRINCIPAL HOLDERS OF SECURITIES

     To the best of the Fund's knowledge, as of September 30, 1996, the Porfolio's shareholders of record and beneficial owners who owned more than 5% of the Portfolio's Institutional Class Share (prior to reorganization, the FPA Crescent Fund's shares) are as follows. An asterisk (*) denotes an account affiliated with the Fund's investment adviser, officers or trustees:

                                                       Percentage of Portfolio's
     Shareholder                                         Outstanding Shares
     -----------                                        --------------------
     David I. Sofro TTEE f/b/o Trust Dtd 1990                   13.25%
     P.O. Box 9110
     Van Nuys, California 91409-9110

    *FPA Multi-Advisors Fund, L.P.                              12.53%
     c/o First Pacific Advisors, Inc.
     11400 W. Olympic Boulevard, Suite 1200
     Los Angeles, California 90064

     Bear Sterns Securities Corporation                          7.59%
     Special Custody Account
     One Metrotech Center North
     Brooklyn, New York 11201-3872

     Hillside Memorial Park Fund                                 5.09%
     Mark A. Friedman TTEE
     P.O. Box 451039
     Los Angeles, California 90045-8509


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.


     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                             FINANCIAL STATEMENTS

     The Financial Statements of the Portfolio's Institutional Class Shares for the fiscal year ended March 31, 1996 and the Financial Highlights for the respective period presented which appear in the 1996 Annual Report to Shareholders of The Crescent Fund (which was a series of Professionally Managed Portfolios until reorganization into UAM Funds Trust on October 1, 1996) and the report thereon of Tait, Weller & Baker, the predecessor independent accounts of The Crescent Fund, also appearing therein, which were previously filed with the Commission Accession Number 0000811030-96-000060 are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS*
              ==================================================

I.  DESCRIPTION OF CORPORATE BOND RATINGS*

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.


A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.


                                      A-2